Bank indebtedness	12 Months Ended
May 31, 2020
Bank indebtedness
Bank indebtedness
16.	Bank indebtedness

The Company secured an operating line of credit in the amount of $1,000 which bears interest at the lender’s prime rate plus 75 basis points. As at May 31, 2020, the Company has not drawn on the line of credit. The operating line of credit is secured by a first charge on the property at 265 Talbot St. West, Leamington, Ontario and a first ranking position on a general security agreement.
The Company’s subsidiary, CC Pharma, has two operating lines of credit for €3,500 each, which bear interest at Euro Over Night Index Average plus 1.79% and Euro Interbank Offered Rate plus 3.682%. As at May 31, 2020, a total of €351 ($537 CAD) was drawn down from the available credit of €7,000. The operating lines of credit are secured by a first charge on the inventory held by CC Pharma.